Aasgard Small & Mid-Cap Fund (formerly, the “Aasgard Dividend Growth Small & Mid-Cap Fund”) NO LOAD CLASS: AADGX Summary Prospectus July 29, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s (defined herein) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper may apply to all funds held through your financial intermediary.

Before you invest, you may want to review the Aasgard Small & Mid-Cap Fund’s (the “Fund”) Statutory Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Statutory Prospectus and SAI dated July 29, 2019, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, SAI, shareholder reports and other information about the Fund online at http://www.coldstream.com/prospectus-reports. You can also get this information at no cost by calling the Fund toll-free at 1-877-476-1909 or by sending an email request to AADGX@coldstream.com.

Aasgard Small & Mid-Cap Fund

Investment Objectives
The Fund seeks a combination of dividend income and capital appreciation, with a secondary focus on lower than market volatility.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold No Load Shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Other Expenses	0.39%
Total Annual Fund Operating Expenses	1.24%
Less: Fee Waiver(1)	-0.24%
Total Annual Fund Operating Expenses After Fee Waiver	1.00%

(1)
Coldstream Capital Management, Inc., marketed as “Coldstream Wealth Management” (the “Advisor”), has contractually agreed to waive a portion or all of its management fees and pay Fund expenses in order to ensure Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”), taxes, interest expense and extraordinary expenses) do not exceed 1.00% of the Fund’s average daily net assets (the “Expense Cap”). The Expense Cap will remain in effect through at least July 28, 2020, and may be terminated only by the Board of Trustees (the “Board”) of the Trust. The Advisor may request recoupment of previously waived fees and expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$370	$658	$1,479

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63.38% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying common stocks of small- and medium-sized companies. The Fund invests primarily in the common stocks of domestic small- and medium-sized companies with market capitalizations under $15 billion that the Advisor believes have strong growth potential and attractive dividend and yield opportunities. The Fund may also invest up to 15% of its net assets in real estate investment trusts (“REITs”).

The Advisor employs a proprietary ranking system to evaluate the universe of U.S. small- and medium-sized capitalization companies that are traded on U.S. exchanges. Companies are ranked within their sectors according to the relative dividend yield, dividend growth, dividend consistency, valuation, free-cash flow, and payout ratio. Each stock considered for purchase must have (i) a current yield of at least 1.00% and (ii) issuer’s five year projected dividend growth rate of at least 5%. Holdings are reviewed for sale if they have fallen more than 10% since their purchase and may be replaced with stocks the Advisor believes have a higher potential for gain. This often has the additional benefit of realizing taxable losses that can be used to offset future realized gains. The Fund’s strategy strives to reduce volatility by limiting individual positions sizes to 5% of the Fund’s total assets and by limiting single industry exposure to less than 20% of the Fund’s total assets.

Target prices are developed for each security, but the Advisor does not have a strict sell discipline. The Advisor believes that in times of extreme market volatility, a strict sell discipline would require wholesale liquidations resulting in extremely large cash positions. Under most circumstances, the Advisor will not hold cash positions in excess of 15% of the Fund’s net assets in order to maintain participation in growth opportunities in the overall market but will consider cash positions in excess of this threshold under certain market or economic conditions.

Principal Investment Risks
Losing all or a portion of your investment is a risk of investing in the Fund. The following risks could affect the value of your investment:

•	Management Risk – If the Advisor’s investment strategies do not produce the expected results, the value of the Fund may decrease.

•
Market and Regulatory Risk – Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

•
Equity Securities Risk – The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

•
Small- and Medium-Sized Companies Risk – Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
Investment Style Risk – The Fund’s investments in dividend-paying common stocks may cause the Fund to underperform funds that do not limit their investments to dividend-paying common stocks during periods when dividend-paying stocks underperform other types of stocks. In addition, if stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected.

•	Growth Stock Risk – Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

•
Real Estate Investment Trust (REIT) Risk – Investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs have their own expenses, and the Fund will bear a proportionate share of those expenses. In addition, the value of an individual REIT’s securities can decline if the REIT fails to continue qualifying for special tax treatment.

Performance
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund from year to year. The table shows how the Fund’s average annual returns for the 1-year and since inception periods compare with a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website www.coldstream.com/mutual-fund-home or by calling the Fund toll-free at 1-877-476-1909.

Calendar Year Total Returns as of December 31

The Fund’s calendar year-to-date return as of June 30, 2019 was 14.25%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 5.18% for the quarter ended December 31, 2017, and the lowest quarterly return was -13.62% for the quarter ended December 31, 2018.

Average Annual Total Returns (For the period ended December 31, 2018)	1 Year	Since Inception (4/1/2016)
Return Before Taxes	-5.21%	8.95%
Return After Taxes on Distributions	-5.92%	8.06%
Return After Taxes on Distributions and Sale of Fund Shares	-2.59%	6.82%
S&P MidCap® 400 Index (reflects no deduction for fees, expenses or taxes)	-11.08%	6.76%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management
Investment Advisor. Coldstream Capital Management, Inc., marketed as “Coldstream Wealth Management,” is the Fund’s investment advisor.

Portfolio Manager. James Walsh, CFA©, Portfolio Manager, is the portfolio manager primarily responsible for the day-to-day management of the Fund. Mr. Walsh has managed the Fund since its inception in April 2016.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Aasgard Small & Mid-Cap Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 1‑877-476-1909, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Regular Accounts	$2,500	$500
Individual Retirement Accounts (“IRAs”)	$2,500	$500
(Traditional, Roth, SEP, and SIMPLE IRAs)

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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